UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2014

FARMLAND PARTNERS INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-36405 (Commission File Number)	46-3769850 (IRS Employer Identification No.)

8670 Wolff Court, Suite 240 Westminster, Colorado (Address of principal executive offices)	80031 (Zip Code)

Registrant’s telephone number, including area code: (720) 452-3100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.             Regulation FD Disclosure.

Paul A. Pittman, the Executive Chairman, President and Chief Executive Officer of Farmland Partners Inc. (the “Company”), and Luca Fabbri, the Chief Financial Officer of the Company, will meet with investors in Amelia Island, Florida from June 1 – 3, 2014.

A copy of the presentation materials to be used by Messrs. Pittman and Fabbri is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure. These materials will also be available on the SEC Filings section of the Company’s website at www.farmlandpartners.com.

In accordance with general instruction B.2 to Form 8-K, the information contained in this Current Report, including Exhibit 99.1 attached hereto, is being “furnished” and not “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under such section. Furthermore, such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference.

Item 9.01.             Financial Statements and Exhibits.

Exhibit No.	Description

99.1*	Presentation Materials

* Furnished herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMLAND PARTNERS INC.

Dated: May 30, 2014	By:	/s/ Luca Fabbri
Luca Fabbri
Chief Financial Officer, Secretary and Treasurer

3

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Presentation Materials

* Furnished herewith.

4